Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ David L. Bodde
David L. Bodde

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ Mark A. Ernst
Mark A. Ernst

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ Randall C. Ferguson, Jr.
Randall C. Ferguson, Jr.

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ Luis A. Jimenez
Luis A. Jimenez

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ James A. Mitchell
James A. Mitchell

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ William C. Nelson
William C. Nelson

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Aquila, Inc., a Delaware corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Post-Effective Amendment to Registration Statement on Form S-8 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of July, 2008.

/s/ Linda H. Talbott
Linda H. Talbott

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

On this 14th day of July, 2008, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Barbara P. Fillinger
Notary Public

My Commission Expires:

June 6, 2012